SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 26, 2006
                                                 (June 21, 2006)


                                 CYBERADS, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                        --------------------------------
                 (State or other jurisdiction of incorporation)


           333-62690                                     65-1000634
  -----------------------------             ------------------------------------
    (Commission File Number)                (IRS Employer Identification Number)



               370 Amapola Ave. # 202, Torrance, California 90501
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 1-800-288-3099
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
             ------------------------------------------------------
         (Former name or former address, if changed since last report)

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 21, 2006, the registrant entered into a Share Exchange Agreement and Plan of Reorganization ("Agreement") with Rhino Offroad Industries, Inc. ("Rhino"), pursuant to which the registrant acquired all of the issued and outstanding common stock of Rhino. Rhino is the manufacturer of the Rhino Off-Road RTV(R), an innovative new class of off-road vehicle for off-road enthusiasts from the professional racer to the weekend user. Rhino is located in Henderson, Nevada.

In consideration of the acquisition of the issued and outstanding common stock of Rhino, the registrant will issue 2,650,000 hares of its Series C Convertible Preferred Stock ("Series C Stock") to the eight (8) shareholders of Rhino. As a result of the Agreement, Rhino has become a wholly-owned subsidiary of the registrant.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Effective as of June 21, 2006, the registrant closed on the Share Exchange Agreement and Plan of Reorganization with Rhino pursuant to which the registrant acquired all of the issued and outstanding common stock of Rhino. As a result, Rhino has become a wholly-owned subsidiary of the registrant.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                  FISCAL YEAR

Effective June 27, 2006, the registrant filed an Amended Certificate of Designation with respect to its Series B Preferred Stock. The amendment increased the number of votes per share to 255. In addition, effective June 27, 2006, the registrant filed a Certificate of Designation with respect to the Series C Convertible Preferred Stock issued to the Rhino Agreement.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------

   4.1            Amended Certificate of Designation for Series B Preferred
                  Stock.

   4.2            Certificate of Designation for Series C Convertible Preferred
                  Stock.

   10.1           Share Exchange Agreement and Plan of Reorganization.


ITEM 9 -  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Financial statements of are not included with this initial report. Any required financial statements of the business acquired, or pro forma financial statements required by Article 11 of Regulation S-X, will be filed in a subsequent report within 71 days of the date of this initial report.

                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Cyberads, Inc.

         Dated: June 26, 2006                        By: /s/ Jeff Criswell
                                                         President